UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2017

KBS REAL ESTATE INVESTMENT TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-52606	20-2985918
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS
Articles of Dissolution
Pursuant to KBS Real Estate Investment Trust, Inc.’s (the “Company”) plan of complete liquidation and dissolution, approved by the Company’s stockholders on January 27, 2017, the Company anticipates filing its articles of dissolution with the State Department of Assessments and Taxation of Maryland on or about October 9, 2017.  The Company intends to liquidate its remaining assets and expects to distribute all of the net proceeds from liquidation to its stockholders within 24 months from January 27, 2017. As of October 4, 2017, the Company owned three real estate properties, two of which are under contract to sell.  The Company anticipates completing the sales of these three properties during the fourth quarter of 2017 and distributing the majority of the net sales proceeds from liquidation shortly thereafter.
In addition, on October 9, 2017, the Company intends to direct its transfer agent to close the Company’s stock transfer books and at such time cease recording stock transfers except by will, intestate succession or by operation of law.
Cautionary Note Regarding Forward-Looking Statements
The foregoing includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management.
There are many factors that may affect the timing of liquidating distributions the Company will ultimately pay to its stockholders including, among other factors, changes in market demand for properties of the types the Company owns and unanticipated events that may cause potential purchasers of the Company’s remaining properties to terminate the respective purchase and sale agreements prior to closing. There are no guarantees that the Company will be able to successfully complete the implementation of its plan of complete liquidation and dissolution.
Forward-looking statements also depend on factors such as: future economic, competitive and market conditions; the Company’s ability to maintain occupancy levels and lease rates at its remaining real estate properties; and other risks identified in in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on March 28, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST, INC.

Dated: October 4, 2017	BY:	/s/ JEFFREY K. WALDVOGEL
Jeffrey K. Waldvogel
Chief Financial Officer